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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                         Simpson Manufacturing Co., Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-23804                  94-3196943
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(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               file number)          Identification No.)

               4120 Dublin Boulevard, Suite 400, Dublin, CA 94568
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                    (Address of principal executive offices)

      (Registrant's telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2005, Simpson Manufacturing Co., Inc. announced its first quarter 2005 earnings in a press release reproduced below:

9.01        FINANCIAL STATEMENT AND EXHIBITS

            Press release dated April 26, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Simpson Manufacturing Co., Inc.
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                                                 (Registrant)

    DATE: April 26, 2005                            By /s/ Michael J. Herbert
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                                                       Michael J. Herbert
                                                       Chief Financial Officer